Vessels in Operation, less Accumulated Depreciation	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Vessels in Operation, less Accumulated Depreciation
4.	Vessels in Operation, less Accumulated Depreciation

	December 31, 2015	December 31, 2014

Cost	$1,095,245	$1,070,627
Accumulated Depreciation	(248,306)	(234,146)
Drydock expenditure – in progress	—	56

Net book value	$846,939	$836,537

On October 28, 2014, the Company acquired an 8,063 TEU containership (OOCL Tianjin) from OOCL for a purchase price of $55,000. On March 11, 2015, the Company acquired an 8,063 TEU containership (OOCL Qingdao) from OOCL for a purchase price of $53,600. On September 17, 2015, the Company acquired an 8,063 TEU containership (OOCL Ningbo) from OOCL for a purchase price of $53,600.

Both Ville d’Aquarius and Ville d’Orion were redelivered at the end of their charters during the fourth quarter of 2015 and the sales of the vessels were agreed and completed in November 2015 and December 2015, respectively. These vessels were impaired as at September 30, 2015 by $22,203 and $22,497 respectively to their fair value less estimated costs to sell. Following completion of the sales, a gain on sale was recognised in the amount of $93, measured against the revised carrying value, and this is presented in Other Operating Income in the Consolidated Statement of Income. Variations in net book value of vessels, including drydocking, are presented below:

	December 31, 2015	December 31, 2014

Opening balance	$836,537	$817,875
Additions in the period	109,055	59,721
Depreciation expense	(44,829)	(41,059)
Vessel impairment	(44,700)	—
Disposals	(9,124)	—

Closing balance	$846,939	$836,537

As of December 31, 2015, 17 of the 18 vessels were pledged as collateral under the 2019 Notes, Revolving Credit Facility and Secured Term Loan (see note 7).